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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 16, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

          NEW YORK                       0-10592                14-1630287
 State or Other Jurisdiction of     Commission File No.     I.R.S. Employer
 Incorporation or Organization                            Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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

TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------

               On January 16, 2007, TrustCo Bank Corp NY ("TrustCo") issued a press release with fourth quarter and year to date results for the period ending December 31, 2006. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------
                     99(a)             Press release dated January 16, 2007,
                                       for the period ending December 31, 2006, regarding fourth quarter and year to date results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                 Description                          Page
------------------         ------------------------------------        --------
     99(a)                 Press release dated January 16, 2007,         5 - 11
                           for the period ending December 31, 2006, regarding fourth quarter and year to date results.

TRUSTCO                                                       Exhibit 99 (a)
Bank Corp NY                                                  News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                  NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
          (518) 381-3693

FOR IMMEDIATE RELEASE

                    TrustCo Announces Fourth Quarter Results
               Highlighted by Outstanding Loan and Deposit Growth


Glenville, New York - January 16, 2007 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced results for the fourth quarter of 2006 and for the full year. These results were highlighted by loans, which as of December 31, 2006 grew $291.8 million or 20% compared to December 31, 2005. Deposits were also up for 2006 an impressive $236.9 million or 9% compared to year-end 2005. Robert
J. McCormick, President and Chief Executive Officer, commented, "It is gratifying to see such outstanding increases in both loans and deposits. This growth can be attributed to the new and existing markets we are now serving."

Net income for the full year 2006 was $45.3 million compared to $59.0 million for 2005. Diluted earnings per share were $0.603 for 2006 compared to $0.782 in diluted earnings per share for 2005. Return on average assets and return on average equity were 1.52% and 18.71% respectively for 2006 compared to 2.07% and 26.07% for 2005. Net income for the fourth quarter of 2006 was $9.4 million compared to $13.4 million for 2005. Diluted earnings per share were $0.125 for the fourth quarter compared to $0.178 for the fourth quarter of 2005.

Robert J. McCormick said, "The entire industry continues to suffer from the yield curve. As expected, 2006 was a challenging year for many banks, including ours. Margin compression along with one-time gains taken in 2005 placed downward pressure on earnings at our Company. While our 2006 results were down, they are still well ahead of industry averages."

During the fourth quarter, Trustco Bank opened two offices: (1) Chatham in Columbia County, New York and (2) North Clermont in Lake County, Florida. This brings our total number of offices to 91 with seventeen in Florida.

                                    - More -



Robert J. McCormick said, "Looking forward to 2007 and beyond, TrustCo is well positioned for continued growth. Since we announced our growth initiative, we have added over 30 branch offices with an additional 25 branches pending. These new branch offices, mainly in downstate New York and Florida, should act as a catalyst for growth for years to come."

TrustCo is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 91 offices in New York, New Jersey, Vermont, Massachusetts, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq Global Market of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

                                                                       Three Months Ended
                                                      12/31/06               09/30/06               12/31/05
Summary of operations
 Net interest income (TE)                          $      24,257                 25,164                 26,791
 Provision (credit) for loan losses                          -                      -                   (1,500)
 Net securities transactions                                (332)                    24                    316
 Noninterest income                                        4,074                  3,871                  4,614
 Noninterest expense                                      13,452                 11,699                 12,579
 Net income                                                9,356                 11,179                 13,378

Per common share
 Net income per share:
     - Basic                                       $       0.125                  0.149                  0.179
     - Diluted                                             0.125                  0.149                  0.178
 Cash dividends                                            0.160                  0.160                  0.160
 Tangible Book value at period end                          3.19                   3.03                   3.05
 Market price at period end                                11.12                  10.84                  12.42

At period end
 Full time equivalent employees                              554                    556                    512
 Full service banking offices                                 91                     89                     79

Performance ratios
 Return on average assets                                   1.21 %                 1.48                   1.86
 Return on average equity (1)                              15.39                  18.89                  23.57
 Efficiency (2)                                            46.93                  40.09                  40.75
 Net interest spread (TE)                                   2.84                   3.03                   3.50
 Net interest margin (TE)                                   3.28                   3.46                   3.85
 Dividend payout ratio                                    128.22                 107.12                  89.39

Capital ratios at period end (3)
 Total equity to assets                                     7.67 %                 7.81                   8.04
 Tier 1 risk adjusted capital                              14.88                  15.11                  16.58
 Total risk adjusted capital                               16.14                  16.38                  17.85

Asset quality analysis at period end
 Nonperforming loans to total loans                         0.40 %                 0.38                   0.22
 Nonperforming assets to total assets                       0.23                   0.22                   0.11
 Allowance for loan losses to total loans                   2.02                   2.53                   3.09
 Coverage ratio (4)                                          5.0 X                  6.7                   14.1

(1) Average equity excludes the effect of accumulated other comprehensive income.
(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).
(3) Capital ratios exclude the effect of accumulated other comprehensive income.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

(Unaudited)

                                                               Twelve Months Ended

                                                        12/31/06                 12/31/05
Summary of operations
 Net interest income (TE)                          $    101,370                  107,948
 Provision (credit) for loan losses                      (3,575)                  (6,260)
 Net securities transactions                               (596)                   5,999
 Noninterest income                                      15,455                   19,290
 Noninterest expense                                     49,062                   46,232
 Net income                                              45,325                   58,989

Per common share
 Net income per share:
     - Basic                                       $      0.605                    0.787
     - Diluted                                            0.603                    0.782
 Cash dividends                                           0.640                    0.610
 Tangible Book value at period end                         3.19                     3.05
 Market price at period end                               11.12                    12.42

Performance ratios
 Return on average assets                                  1.52 %                   2.07
 Return on average equity (1)                             18.71                    26.07
 Efficiency (2)                                           42.03                    38.29
 Net interest spread (TE)                                  3.08                     3.61
 Net interest margin (TE)                                  3.50                     3.90
 Dividend payout ratio                                   105.70                    77.46

(1) Average equity excludes the effect of accumulated other comprehensive income.
(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).
TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)
(Unaudited)

                                                                          12/31/06                       12/31/05


ASSETS

 Loans, net                                                          $     1,726,898                      1,425,342
 Securities available for sale                                             1,048,270                      1,084,076
 Federal funds sold and other short-term investments                         243,449                        257,196
                                                                    -----------------              -----------------

  Total earning assets                                                     3,018,617                      2,766,614

 Cash and due from banks                                                      47,889                         55,667
 Bank premises and equipment                                                  24,050                         21,734
 Other assets                                                                 70,631                         68,744
                                                                    -----------------              -----------------

  Total assets                                                       $     3,161,187                      2,912,759
                                                                    =================              =================

LIABILITIES
 Deposits:
  Demand                                                             $       259,401                        251,012
  Interest-bearing checking                                                  290,784                        309,668
  Savings                                                                    662,310                        725,336
  Money market                                                               310,719                        190,560
  Certificates of deposit (in denominations of $100,000 or more)             299,813                        225,611
  Other time deposits                                                        976,356                        860,300
                                                                    -----------------              -----------------

   Total deposits
                                                                           2,799,383                      2,562,487

 Short-term borrowings                                                        95,507                         87,935
 Long-term debt                                                                   59                             87
 Other liabilities                                                            26,715                         33,589
                                                                    -----------------              -----------------

  Total liabilities                                                        2,921,664                      2,684,098

SHAREHOLDERS' EQUITY                                                         239,523                        228,661
                                                                    -----------------              -----------------

  Total liabilities and
   shareholders' equity                                              $     3,161,187                      2,912,759
                                                                    =================              =================

Number of common shares
 outstanding, in thousands                                                    74,873                         74,775

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)
(Unaudited)

                                                                                     Three Months Ended
                                                                 12/31/06                  09/30/06                12/31/05

Interest income
   Loans                                                      $     27,883                    26,696                  23,441
   Investments                                                      13,691                    14,137                  13,909
   Federal funds sold and other short term investments               2,140                     2,009                   2,490
                                                             --------------             -------------          --------------

     Total interest income                                          43,714                    42,842                  39,840

Interest expense
   Deposits                                                         19,264                    17,489                  13,146
   Borrowings                                                          981                       990                     677
                                                             --------------             -------------          --------------

     Total interest expense                                         20,245                    18,479                  13,823
                                                             --------------             -------------          --------------

     Net interest income                                            23,469                    24,363                  26,017

Provision (credit) for loan losses                                     -                         -                    (1,500)
                                                             --------------             -------------          --------------

      Net interest income after
       provision for loan losses                                    23,469                    24,363                  27,517

Net securities transactions                                           (332)                       24                     316
Noninterest income                                                   4,074                     3,871                   4,614
Noninterest expense                                                 13,452                    11,699                  12,579
                                                             --------------             -------------          --------------

Income before income taxes                                          13,759                    16,559                  19,868
Income tax expense                                                   4,403                     5,380                   6,490
                                                             --------------             -------------          --------------

Net income                                                    $      9,356                    11,179                  13,378
                                                             ==============             =============          ==============


Net income per share:
      - Basic                                                 $      0.125                     0.149                   0.179
      - Diluted                                               $      0.125                     0.149                   0.178

Avg equivalent shares outstanding, in thousands:
      - Basic                                                       74,941                    74,920                  74,841
      - Diluted                                                     75,139                    75,089                  75,287

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)
(Unaudited)

                                                                          Twelve Months Ended
                                                                  12/31/06                  12/31/05

Interest income
   Loans                                                       $     104,400                   86,636
   Investments                                                        55,895                   51,529
   Federal funds sold and other short term investments                 8,912                   12,009
                                                               --------------            -------------

      Total interest income                                          169,207                  150,174

Interest expense
    Deposits                                                          67,228                   43,626
    Borrowings                                                         3,712                    2,031
                                                               --------------            -------------

       Total interest expense                                         70,940                   45,657

       Net interest income                                            98,267                  104,517

Provision (credit) for loan losses                                    (3,575)                  (6,260)
                                                               --------------            -------------

       Net interest income after
        provision for loan losses                                    101,842                  110,777

Net securities transactions                                             (596)                   5,999
Noninterest income                                                    15,455                   19,290
Noninterest expense                                                   49,062                   46,232
                                                               --------------            -------------

Income before income taxes                                            67,639                   89,834
Income tax expense                                                    22,314                   30,845
                                                               --------------            -------------

Net income                                                     $      45,325                   58,989
                                                               ==============            =============


Net income per share:
      - Basic                                                  $       0.605                    0.787
      - Diluted                                                $       0.603                    0.782

Avg equivalent shares outstanding, in thousands:
      - Basic                                                         74,904                   74,928
      - Diluted                                                       75,149                   75,397


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